UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): June 4, 2024

BECTON, DICKINSON AND COMPANY
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-04802 (Commission File Number)	22-0760120 (IRS Employer Identification No.)

1 Becton Drive Franklin Lakes, New Jersey (Address of principal executive offices)	07417-1880 (Zip Code)

(201) 847-6800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $1.00	BDX	New York Stock Exchange
1.900% Notes due December 15, 2026	BDX26	New York Stock Exchange
3.020% Notes due May 24, 2025	BDX25	New York Stock Exchange
1.208% Notes due June 4, 2026	BDX/26A	New York Stock Exchange
1.213% Notes due February 12, 2036	BDX/36	New York Stock Exchange
0.034% Notes due August 13, 2025	BDX25A	New York Stock Exchange
3.519% Notes due February 8, 2031	BDX31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act □

Item 1.01.	Entry into Material Definitive Agreement.

The information set forth below with respect to the Becton Finance Offering and the Becton Finance Fifth Supplemental Indenture, each as defined below, is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

Euro-denominated Notes Offering

On June 4, 2024, Becton, Dickinson and Company (“BD”) entered into an underwriting agreement (the “BD Euro Underwriting Agreement”) with Citigroup Global Markets Limited, Barclays Bank PLC, BNP Paribas, J.P. Morgan Securities plc and Wells Fargo Securities International Limited, as representatives of the underwriters named therein (the “BD Euro Underwriters”), in connection with the offer and sale by BD to the BD Euro Underwriters (the “BD Euro Offering”) of €1,000,000,000 aggregate principal amount of 3.828% Notes due 2032 (the “BD Euro Notes”). On June 7, 2024, BD issued the BD Euro Notes pursuant to the indenture, dated March 1, 1997, between BD and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”).

BD expects to use the net proceeds from the BD Euro Offering, together with proceeds from the Becton Finance Offering and the BD USD Offering (each as defined below), borrowings under its commercial paper program and cash on hand, (i) to fund the cash consideration payable by BD for the acquisition (the “Acquisition”) of the Critical Care business of Edwards Lifesciences Corporation (“Seller Parent”) and its subsidiaries by BD and/or certain of its subsidiaries, (ii) to pay fees and expenses in respect of the foregoing, and (iii) for general corporate purposes. The BD Euro Offering is not conditioned upon the consummation of the Acquisition, and there can be no assurance that the Acquisition will be consummated.

BD may, at its option, redeem the BD Euro Notes, in whole or in part, at any time and from time to time prior to March 7, 2032 (three months prior to the maturity date of the BD Euro Notes), at a redemption price equal to the greater of (1) 100% of the principal amount of the BD Euro Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments on the BD Euro Notes being redeemed, discounting such payments to the redemption date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable comparable government bond rate, plus 25 basis points, plus accrued and unpaid interest, if any, to but excluding the date of redemption.

If, as a result of any change in, or amendment to, the tax laws of the United States, or the official interpretation thereof, BD becomes or, based upon a written opinion of independent counsel selected by BD, will become obligated to pay additional amounts with respect to the BD Euro Notes, BD may at any time at its option redeem, in whole, but not in part, the Euro Notes at 100% of the principal amount plus accrued and unpaid interest to the date of redemption.

If a Change of Control Triggering Event (as defined in the BD Euro Notes) occurs, unless BD has exercised its right to redeem the BD Euro Notes as described above, BD will be required to make an offer to each holder of the outstanding BD Euro Notes to repurchase all or any portion of such holder’s BD Euro Notes at a purchase price of 101% of the principal amount plus accrued and unpaid interest to, but excluding, the date of purchase, subject to the rights of holders of the BD Euro Notes on the relevant record date to receive interest due on the relevant interest payment date.

Each of the following constitutes an event of default under the Indenture with respect to the BD Euro Notes: (1) failure to pay any installment of interest on any security of such series when due and payable, continued for 30 days; (2) failure to pay the principal when due of such series, whether at its stated maturity or otherwise; (3) failure to observe or perform any other covenants, conditions or agreements of BD with respect to such securities for 60 days after BD receives notice of such failure; or (4) certain events of bankruptcy, insolvency or reorganization. If an event of default occurs, the principal amount of the BD Euro Notes may be accelerated pursuant to the Indenture.

The Indenture includes requirements that must be met if BD consolidates or merges with, or sells all or substantially all of BD’s assets to, another entity.

The foregoing summary is qualified in its entirety by reference to the text of the BD Euro Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K, the Indenture, a copy of which is incorporated by reference from Exhibit 4(a) to BD’s Current Report on Form 8-K filed on July 31, 1997, and the Form of 3.828% Notes due 2032, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K.

Subsidiary Notes Offering

On June 4, 2024, Becton Dickinson Euro Finance S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg (“Becton Finance”) and an indirect, wholly-owned subsidiary of BD, together with BD, entered into an underwriting agreement (the “Becton Finance Underwriting Agreement”) with Citigroup Global Markets Limited, Barclays Bank PLC, BNP Paribas, J.P. Morgan Securities plc and Wells Fargo Securities International Limited, as representatives of the underwriters named therein (the “Becton Finance Underwriters”), in connection with the offer and sale by Becton Finance to the Becton Finance Underwriters (the “Becton Finance Offering”) of €800,000,000 aggregate principal amount of 4.029% Notes due 2036 (the “Becton Finance Notes”). On June 7, 2024, the Becton Finance Notes were issued pursuant to the Indenture, dated May 17, 2019, among Becton Finance, as issuer, BD, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Becton Finance Base Indenture”), as amended and supplemented by the Fifth Supplemental Indenture thereto, dated as of June 7, 2024 (the “Becton Finance Fifth Supplemental Indenture” and, together with the Becton Finance Base Indenture, the “Becton Finance Indenture”).

The Becton Finance Notes are fully and unconditionally guaranteed on a senior unsecured basis by BD.

BD expects to use the net proceeds from the Becton Finance Offering, together with proceeds from the BD Euro Offering and the BD USD Offering, borrowings under its commercial paper program and cash on hand, (i) to fund the cash consideration payable by BD for the Acquisition, (ii) to pay fees and expenses in respect of the foregoing, and (iii) for general corporate purposes. The Becton Finance Offering is not conditioned upon the consummation of the Acquisition, and there can be no assurance that the Acquisition will be consummated.

Becton Finance may, at its option, redeem the Becton Finance Notes, in whole or in part, at any time and from time to time prior to March 7, 2036 (three months prior to the maturity date of the Becton Finance Notes) at a redemption price equal to the greater of (a) 100% of the principal amount to be redeemed and (b) the sum of the present values of the remaining scheduled payments on the Becton Finance Notes being redeemed, discounting such payments to the redemption date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable comparable government bond rate, plus 25 basis points, plus accrued and unpaid interest, to but excluding the date of redemption on the principal balance of the Becton Finance Notes being redeemed. At any time on or after March 7, 2036, the Becton Finance Notes will be redeemable at Becton Finance’s option, in whole or in part, at any time and from time to time at a redemption price equal to 100% of the principal amount of the Becton Finance Notes to be redeemed, plus accrued and unpaid interest hereon to, but excluding, the redemption date.

If (i) the Acquisition is not consummated on or before the later of (x) June 3, 2025 and (y) the date that is five business days after any later date to which Seller Parent and BD may agree to extend the “Outside Date” in the Acquisition Agreement (as defined in the Becton Finance Notes) (such later date, the “Special Mandatory Redemption End Date”) or (ii) BD notifies the trustee under the indenture that it will not pursue the consummation of the Acquisition, then Becton Finance will be required to redeem the notes (the “Special Mandatory Redemption”) at a special mandatory redemption price equal to 101% of the aggregate principal amount of the notes, plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined in the Becton Finance Notes) (subject to the right of holders of the notes of record on the relevant record date to receive interest due on an interest payment date falling prior to the Special Mandatory Redemption Date). The proceeds from this offering will not be deposited into an escrow account pending completion of the Acquisition or any Special Mandatory Redemption, nor will Becton Finance be required to grant any security interest or other lien on those proceeds to secure any redemption of the notes.

Becton Finance or, in the case of its guarantee, BD, will, subject to certain exceptions and limitations set forth in the Becton Finance Fifth Supplemental Indenture, pay as additional interest on the Becton Finance Notes such additional amounts as are necessary in order that the net payment by Becton Finance of the principal of and interest on each of the Becton Finance Notes to a holder after withholding or deduction solely with respect to any present or future tax, assessment or other governmental charge imposed by Luxembourg, the United States, or any other jurisdiction in which Becton Finance or BD or, in each case, any successor thereof, may be organized, as applicable, or any political subdivision thereof or therein having the power to tax (a “Taxing Jurisdiction”), will not be less than the amount provided in the Becton Finance Notes to be then due and payable. If, as a result of any change in, or amendment to, the tax laws of a Taxing Jurisdiction, or an official interpretation thereof, Becton Finance becomes or, based upon a written opinion of independent counsel selected by Becton Finance, will become obligated to pay such additional amounts with respect to the Becton Finance Notes, Becton Finance may at any time at its option redeem, in whole, but not in part, the Becton Finance Notes at 100% of the principal amount plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

If a Change of Control Triggering Event (as defined in the Becton Finance Fifth Supplemental Indenture) occurs, unless Becton Finance has exercised its right to redeem the Becton Finance Notes as described above, Becton Finance will be required to make an offer to each holder of outstanding Becton Finance Notes to repurchase all or any portion (equal to €1,000 or an integral multiple of €1,000 in excess thereof) of that holder’s Becton Finance Notes at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the date of purchase, subject to the rights of holders of such Becton Finance Notes on the relevant record date to receive interest due on the relevant interest payment date.

Each of the following constitutes an event of default under the Becton Finance Indenture with respect to the Becton Finance Notes: (1) failure to pay any installment of interest on the Becton Finance Notes when due and payable, continued for 30 days; (2) failure to pay the principal when due of the Becton Finance Notes, whether at stated maturity or otherwise; (3) failure to observe or perform any other covenants, conditions or agreements of Becton Finance or BD with respect to the Becton Finance Notes for 60 days after Becton Finance receives notice of such failure; (4) certain events of bankruptcy, insolvency or reorganization of Becton Finance or BD; or (5) BD’s guarantee ceases to be in full force and effect. If an event of default occurs, the principal amount of the Becton Finance Notes may be accelerated pursuant to the Becton Finance Indenture.

The Becton Finance Indenture includes requirements that must be met if Becton Finance or BD consolidates or merges with, or sells all or substantially all of their respective assets to, another entity. The Becton Finance Indenture also contains certain restrictive covenants with respect to Becton Finance, BD and its restricted subsidiaries, including a limitation on liens, a restriction on sale and leasebacks and a restriction on Becton Finance’s activities that are inconsistent with its designation as a finance subsidiary.

The foregoing summary is qualified in its entirety by reference to the text of the Becton Finance Underwriting Agreement, a copy of which is filed as Exhibit 1.2 to this Current Report on Form 8-K, the Becton Finance Base Indenture, a copy of which is incorporated by reference herein from Exhibit 4.7 to BD’s Post-Effective Amendment to the Registration Statement on Form S-3 filed on May 17, 2019, the Becton Finance Fifth Supplemental Indenture, a copy of which is filed herewith as Exhibit 4.2, and the Form of 4.029% Notes due June 7, 2036, a copy of which is filed as Exhibit 4.3 to this Current Report on Form 8-K.

USD-denominated Notes Offering

On June 4, 2024, Becton, Dickinson and Company (“BD”) entered into an underwriting agreement (the “BD USD Underwriting Agreement”) with Citigroup Global Markets Inc., Barclays Capital Inc., BNP Paribas Securities Corp., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein (the “BD USD Underwriters”), in connection with the offer and sale by BD to the BD USD Underwriters (the “BD USD Offering”) of $600,000,000 aggregate principal amount of 5.081% Notes due 2029 (the “BD USD Notes”). On June 7, 2024, BD issued the BD USD Notes pursuant to the Indenture.

BD expects to use the net proceeds from the BD USD Offering, together with proceeds from the BD Euro Offering and the Becton Finance Offering, borrowings under its commercial paper program and cash on hand, (i) to fund the cash consideration payable by BD for the Acquisition, (ii) to pay fees and expenses in respect of the foregoing, and (iii) for general corporate purposes. The BD USD Offering is not conditioned upon the consummation of the Acquisition, and there can be no assurance that the Acquisition will be consummated.

BD may, at its option, redeem the BD USD Notes, in whole or in part, at any time and from time to time prior to (i) May 7, 2029 (one month prior to the maturity date (the “Par Call Date”)) with respect to the BD USD Notes, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (a) 100% of the principal amount of the BD USD Notes to be redeemed and (b) (i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming each series of BD USD Notes matured on its Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the BD USD Notes) plus (x) 15 basis points, less (ii) interest accrued to the date of redemption. In each case, the redemption price will also include accrued and unpaid interest thereon to, but excluding, the redemption date.

If (i) the Acquisition is not consummated on or before the later of (x) June 3, 2025; and (y) the date that is five business days after any later date to which Seller Parent and BD may agree to extend the “Outside Date” in the Acquisition Agreement (as defined in the BD USD Notes) (such later date, the “Special Mandatory Redemption End Date”) or (ii) BD notifies the trustee under the indenture that it will not pursue the consummation of the Acquisition, then BD will be required to redeem the notes (the “Special Mandatory Redemption”) at a special mandatory redemption price equal to 101% of the aggregate principal amount of the notes, plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined herein) (subject to the right of holders of the notes of record on the relevant record date to receive interest due on an interest payment date falling prior to the Special Mandatory Redemption Date). The proceeds from this offering will not be deposited into an escrow account pending completion of the Acquisition or any Special Mandatory Redemption, nor will Becton Finance be required to grant any security interest or other lien on those proceeds to secure any redemption of the notes.

If a Change of Control Triggering Event (as defined in the BD USD Notes) occurs, unless BD has exercised its right to redeem the BD USD Notes as described above, BD will be required to make an offer to each holder of outstanding BD USD Notes of the applicable series to repurchase all or any portion of that holder’s BD USD Notes at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the date of purchase, subject to the rights of holders of such BD USD Notes on the relevant record date to receive interest due on the relevant interest payment date.

Each of the following constitutes an event of default under the Indenture with respect to the BD USD Notes: (1) failure to pay any installment of interest on the BD USD Notes when due and payable, continued for 30 days; (2) failure to pay the principal when due of such notes, whether at its stated maturity or otherwise; (3) failure to observe or perform any other covenants, conditions or agreements of BD with respect to such securities for 60 days after BD receives notice of such failure; or (4) certain events of bankruptcy, insolvency or reorganization. If an event of default occurs, the principal amount of the BD USD Notes may be accelerated pursuant to the Indenture.

The Indenture includes requirements that must be met if BD consolidates or merges with, or sells all or substantially all of BD’s assets to, another entity.

The foregoing summary is qualified in its entirety by reference to the text of the BD USD Underwriting Agreement, a copy of which is filed as Exhibit 1.3 to this Current Report on Form 8-K, the Indenture, a copy of which is incorporated by reference to Exhibit 4(a) to BD’s Current Report on Form 8-K filed on July 31, 1997, the Form of 5.081% Notes due June 7, 2029, a copy of which is Exhibit 4.4 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

1.1	Underwriting Agreement, dated June 4, 2024, by and among Becton, Dickinson and Company and Citigroup Global Markets Limited, Barclays Bank PLC, BNP Paribas, J.P. Morgan Securities plc and Wells Fargo Securities International Limited and the underwriters named therein.
1.2	Underwriting Agreement, dated June 4, 2024, by and among Becton Dickinson Euro Finance S.à r.l., Becton, Dickinson and Company and Citigroup Global Markets Limited, Barclays Bank PLC, BNP Paribas, J.P. Morgan Securities plc and Wells Fargo Securities International Limited and the other underwriters named therein.
1.3	Underwriting Agreement, dated June 4, 2024, by and among Becton, Dickinson and Company and Citigroup Global Markets Inc., Barclays Capital Inc., BNP Paribas Securities Corp., J.P. Morgan Securities LLC and Wells Fargo Securities, as representatives of the underwriters named therein.
4.1	Form of 3.828% Notes due June 7, 2032 of Becton, Dickinson and Company.
4.2	Fifth Supplemental Indenture, dated as of June 7, 2024, among Becton Dickinson Euro Finance S.à r.l., as issuer, Becton, Dickinson and Company, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.3	Form of 4.029% Notes due June 7, 2036 of Becton Dickinson Euro Finance S.à r.l.
4.4	Form of 5.081% Notes due June 7, 2029 of Becton, Dickinson and Company.
5.1	Opinion of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company, relating to the BD Euro Notes.
5.2	Opinion of Wachtell, Lipton, Rosen, & Katz, relating to the BD Euro Notes.
5.3	Opinion of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company, relating to the Becton Finance Notes.
5.4	Opinion of Loyens & Loeff Luxembourg S.à r.l. relating to the Becton Finance Notes.
5.5	Opinion of Wachtell, Lipton, Rosen, & Katz, relating to the Becton Finance Notes.
5.6	Opinion of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company, relating to the BD USD Notes.
5.7	Opinion of Wachtell, Lipton, Rosen, & Katz, relating to the BD USD Notes.
23.1	Consent of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company (included as part of Exhibit 5.1, Exhibit 5.3 and Exhibit 5.6).
23.2	Consent of Wachtell, Lipton, Rosen, & Katz (included as part of Exhibit 5.2, Exhibit 5.5 and Exhibit 5.7).
23.3	Consent of Loyens & Loeff Luxembourg S.à r.l. (included as part of Exhibit 5.4).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY
(Registrant)

By:	/s/ Gary DeFazio
Gary DeFazio
Senior Vice President and Corporate Secretary

Date: June 7, 2024